Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated November 24, 2008
to Prospectus Dated September 29, 2008

Effective on November 24, 2008, the following information supplements and amends the information in the Prospectus regarding Security Small Cap Growth Fund (the "Fund"):

The sections titled "Fund Facts," "Investment Objective" and "Principal Investment Strategies" beginning on page 8 of the Prospectus will be amended substantially as follows:

FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	Russell 2000 Growth Index

INVESTMENT OBJECTIVE

The Small Cap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, that when purchased, have market capitalizations substantially similar to those of companies in the Russell 2500 Growth Index. As of December 31, 2007, the index consisted of securities of companies with capitalizations that ranged from $51 million to $21 billion. Equity securities include common and preferred stocks, warrants, and securities convertible into common or preferred stocks.

The Investment Manager uses a combination of a qualitative economic overview based upon several fixed income factors with a quantitative fundamental bottom-up approach in selecting growth stocks. The Investment Manager chooses portfolio securities that it believes are attractively valued with the greatest potential for long-term growth of capital and may invest in a limited number of industries or industry sectors. The Investment Manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly (including, without limitation, technology companies). The Fund is therefore subject to the risks associated with investing in small capitalization companies.

The Fund typically sells a stock if its growth prospects diminish, or if better opportunities become available.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in ADRs.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. This active trading may increase the costs the Fund incurs and entail negative tax consequences by generating short-term capital gains.

The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Fund may invest are restricted securities, which may be illiquid.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The Fund is subject to the following principal risks: market risk; smaller companies risk; growth stocks risk; leverage risk; investment in investment companies risk; restricted securities risk; active trading risk; and technology stocks risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 10 of this Prospectus.

The table under the section titled "Principal Risks" on page 11 of the Prospectus will be updated to indicate that the Fund is subject to the following principal risks: Market Risk; Smaller Companies Risk; Growth Stocks Risk; Leverage Risk; Investment in Investment Companies Risk; Restricted Securities Risk; Active Trading Risk; and Technology Stocks Risk.

A footnote to the performance chart and table for the Fund on page 19 of the Prospectus will be added to reflect the assumption of direct investment management of the Fund's assets by the Fund's current investment adviser by adding the following footnote:

  RS Investment Management Co. LLC served as the sub-adviser to the Fund from September 30, 2002 to November 24, 2008. Since then, advisory services have been provided by the Investment Manager, and the Fund has new principal investment strategies.

The information in the "Annual Fund Operating Expenses" table beginning on page 23 of the Prospectus and the corresponding examples beginning on page 25 of the Prospectus will be amended substantially as follows to reflect the new lower investment advisory fee payable by the Fund to Security Investors, LLC:

	Class A	Class B	Class C
SMALL CAP GROWTH FUND
Management fee	0.85%	0.85%	0.85%
Distribution (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.55%	0.56%	0.56%
Total annual fund operating expenses	1.65%	2.41%	2.41%
*Based on fees and expenses of Small Cap Growth Fund for the fiscal year ended September 30, 2007 and restated to reflect a lower contractual advisory fee effective November 24, 2008.

You would pay the following expenses if you redeemed your shares at the end of each period.

Small Cap Growth Fund	1 Year	3 Years	5 Years	10 Years
Class A	$733	$1,065	$1,420	$2,417
Class B	744	1,051	1,485	2,561
Class C	344	751	1,285	2,746

You would pay the following expenses if you did not redeem your shares.

Small Cap Growth Fund	1 Year	3 Years	5 Years	10 Years
Class A	$733	$1,065	$1,420	$2,417
Class B	244	751	1,285	2,561
Class C	244	751	1,285	2,746

The following footnote will be added at the end of the table in the section titled "Management Fees" on page 27 of the Prospectus to reflect the new lower contractual investment advisory fee payable by the Fund to Security Investors, LLC:

Effective November 24, 2008, the investment management fee payable by Small Cap Growth Fund to the Investment Manager is equal to 0.85% of average daily net assets on an annual basis.

The following sentence will be added at the end of the last paragraph under the section titled "Management Fees" on page 28 of the Prospectus:

In addition, a discussion regarding the basis of the Board of Directors approving an amendment to the investment advisory contract of Small Cap Growth Fund, which becomes effective on or about November 24, 2008, will be available in the Funds' annual report for the fiscal year ending September 30, 2008.

The following information regarding the new portfolio manager appointed by the Fund's investment adviser to manage the Fund will be added to the sub-section titled "Portfolio Managers" beginning on page 28 of the Prospectus:

MID CAP GROWTH FUND AND SMALL CAP GROWTH FUND

Joseph C. O'Connor, Portfolio Manager of the Investment Manager, has been the manager of Mid Cap Growth Fund since February 2008 and Small Cap Growth Fund since November 2008. Prior to joining the Investment Manager in 2008, he was a Managing Director of Nationwide Separate Accounts LLC, the successor advisor to Groupama Asset Management N.A. ("GAMNA"). From 2000 to 2003, he served as Senior Vice President, Managing Director and Board member of GAMNA. Mr. O'Connor earned a Bachelor of Science degree in Finance from St. John's University.

All references to the Fund, its sub-adviser, RS Investment Management Co. LLC, and its current portfolio manager in the section titled "Sub-Advisers" beginning on page 29 of the Prospectus and the sub-section titled "Portfolio Managers" beginning on page 30 of the Prospectus will be deleted to reflect the termination of the Fund's current sub-adviser.

Please Retain This Supplement for Future Reference